UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2006

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Apollo Group, Inc. (Nasdaq:APOL) comments on a recent report that was issued by Lehman Brothers, which questioned whether Apollo Group might have backdated four stock option grants during fiscal 2000–2004.

In response to the report, and as part of its normal Corporate Governance practices, the Company performed a review of its stock option practices, including reviewing documents and interviewing employees.

Based upon this review, the Company’s initial conclusions are as follows:

• The grants included a large number of employees and not just senior executives.
• Management believes that it has complied with all applicable laws, including the accelerated Form 4 filing requirements mandated by the Sarbanes-Oxley legislation, in granting options to officers and it has not backdated options.

Apollo Group’s Board of Directors plans to hire an outside firm to review and confirm these conclusions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release dated June 9, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

June 9, 2006	By:	Kenda B. Gonzales

Name: Kenda B. Gonzales
Title: Chief Financial Officer, Secretary, and Treasurer

Apollo Group, Inc.

June 9, 2006	By:	Daniel E. Bachus

Name: Daniel E. Bachus
Title: Chief Accounting Officer and Controller

Apollo Group, Inc.

June 9, 2006	By:	Brian Mueller

Name: Brian Mueller
Title: President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 9, 2006